UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 20, 2012

                                ART DESIGN, INC.
                                ----------------
             (Exact name of Registrant as specified in its charter)



     Colorado                        000-52690                86-1061005
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(State or other jurisdiction    (Commission File No.)      (IRS Employer
of incorporation)                                           Identification No.)

                                3636 Jason Street
                               Englewood, CO 80113
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          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (303) 781-7280

                                       N/A
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          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Certain Officers;  Election of Directors;
            Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

     John P. Barton (age 67) was appointed a Vice President and a director of the Company on February 20, 2012. Since June 2010, Mr. Barton has served as a director of Vanguard Energy Corporation. Since 2007, Mr. Barton has served as a managing partner of Energy Capital Partners, LLC, a venture capital firm. Since 2005, Mr. Barton has been a partner of Cambridge Energy Partners, LLC., an oil and gas investment firm. From time to time over the past five years Mr. Barton has been engaged on an independent contractor/consultant basis by various energy companies. Most recently, Mr. Barton has provided consulting services to Synergy Resources Corporation. Mr. Barton holds a degree in Economics and Finance from Millikin University.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 20, 2012

                                 ART DESIGN, INC.



                                 By: /s/ Kathy Sheehan
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                                     Kathy Sheehan, Chief Executive Officer


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